UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

IDEAYA Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38915	47-4268251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7000 Shoreline Court, Suite 350

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 443-6209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IDYA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

South San Francisco Lease Amendment

On September 30, 2019, IDEAYA Biosciences, Inc. (the “Company”) entered into a Second Amendment (the “Lease Amendment”) to the Company’s lease (the “South San Francisco Lease”) with ARE-SAN FRANCISCO NO. 17, LLC (the “Lessor”) relating to space leased by the Company at its corporate headquarters located at 7000 Shoreline Court, Suite 350, South San Francisco, California 94080. The Lease Amendment expands the square footage leased by the Company pursuant to the South San Francisco Lease by an additional approximately 5,500 square feet (the “Expansion Premises”), subject to the Company’s right to terminate the lease of approximately 4,500 square feet of the Expansion Premises prior to February 1, 2020 concurrent with the payment of an early termination fee, on the terms and subject to the conditions set forth therein.

The foregoing is only a summary description of the terms of the Lease Amendment, does not purpose to be complete and is qualified in its entirety by reference to the Lease Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2019.

Item 8.01 Other Events.

San Diego Lease Termination

Concurrent with the execution of the Lease Amendment, and in consideration of the Company’s plans to relocate certain of its target identification and validation operations from San Diego to its facilities in South San Francisco, the Company entered into a termination agreement with ARE-SD-Region No. 35, LLC, an affiliate of the Lessor, with respect to the Company’s existing lease at 3033 Science Park Road, San Diego, California 92121 (the “San Diego Lease”), pursuant to which the San Diego Lease was terminated on September 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEAYA BIOSCIENCES, INC.

Date: October 4, 2019	By:	/s/ Paul A. Stone
Paul A. Stone
Chief Financial Officer